SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)

                          July 31, 1995


                     MICRON ELECTRONICS, INC.
        --------------------------------------------------
        (Exact name of registrant as specified in charter)


                           Minnesota
          ----------------------------------------------
          (State or other jurisdiction of incorporation)

        0-17932                           41-1404301
 ---------------------      ------------------------------------
 (Commission File No.)      (IRS Employer Identification Number)


                      900 East Karcher Road
                        Nampa, Idaho  83687
             ----------------------------------------
             (Address of principal executive offices)



                          (208) 465-3434
       ----------------------------------------------------
       (Registrant's telephone number, including area code)

Item 5.  Other Events.
----------------------


          The Registrant incorporates by reference herein the contents of the Press Release dated July 31, 1995, a copy of which is filed as Exhibit 20.1 to this Current Report on Form 8-K.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MICRON ELECTRONICS, INC.


                                    By: /s/ T. Erik Oaas
                                        ---------------------------
                                        T. Erik Oaas
                                        Vice President, Finance and
                                        Chief Financial Officer

Date: August 17, 1995

                       MICRON ELECTRONICS, INC.

                     CURRENT REPORT ON FORM 8-K

                        INDEX TO EXHIBITS


                                                    Sequentially
 Exhibit                                              Numbered
 Number                    Description                  Page
 -------  ----------------------------------------  ------------
    20.1  Press Release dated July 31, 1995.              4
















































                                -3-